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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):

                        April 9, 1997 (March 31, 1997)
                                 ------------
                            SERVICE EXPERTS, INC.
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            (Exact name of registrant as specified in its charter)

      Delaware               000-21173                 62-1639453
   ---------------       -----------------          ----------------
   (State or Other       (Commission File           (I.R.S. Employer
   Jurisdiction of            Number)                Identification
   Incorporation)                                      Number)

                               111 Westwood Place
                                   Suite 420
                              Brentwood, Tennessee  37027
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              (Address of principal executive offices) (Zip Code)

                                 (615) 371-9990
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              (Registrant's telephone number, including area code)

                             1134 Murfreesboro Road
                            Nashville, Tennessee 37217
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         (Former name or former address, if changed since last report)





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                               Page 1 of 4 pages

                        Exhibit Index located on Page 4


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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

                 On March 31, 1997, Service Experts, Inc., a Delaware corporation ("SEI"), consummated the acquisition of all of the issued and outstanding capital stock (the "Combination") of Roland J. Down, Inc., a New York corporation (the "Company"), pursuant to a Combination Agreement, dated as of February 17, 1997, by and among SEI, the Company and the sole shareholder of the Company (the "Shareholder"). The Company operates a residential heating, ventilating and air-conditioning ("HVAC") service and replacement business in Albany, New York. The consideration paid by SEI to the Shareholder in connection with the Combination consisted of $11,200,000 in cash. The consideration paid in the Combination was determined through negotiations between the parties. The factors considered by SEI in determining the consideration to be paid included, among others, the historical operating results, the net worth, the levels and type of indebtedness and the future prospects of the Company. SEI funded the cash payable in connection with the Combination with a portion of the proceeds from its recently completed public offering of Common Stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                                    None Required.

                  (b)      Pro Forma Financial Information.

                                    None Required.

                  (c)      Exhibits.

                           2 Combination Agreement, dated as of February 17, 1997, by and among the Registrant, the Company and the Shareholder.



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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SERVICE EXPERTS, INC.


                             By: /s/ Anthony M. Schofield
                                -----------------------------------
                                 Anthony M. Schofield
                                 Chief Financial Officer,
                                 Secretary and Treasurer





Date:  April 9, 1997





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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION OF EXHIBITS
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  2      --              Combination Agreement, dated as of February 17, 1997,
                         by and among the Registrant, Roland J. Down, Inc. and Roland J. Down.





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